                                                                    EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT
                            ------------------------


Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA  92618

Ladies & Gentlemen:

         The undersigned, S.A.C. Capital Associates, LLC (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made effective as of March 8, 2004 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company is offering up to 3,500,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to downward adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 1,000,000 Shares, for a purchase price of $5.10 per Share (the "Share Price"), or an aggregate purchase price of $5,100,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.


                               Disclosure Page 5

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   S.A.C. Capital Associates, LLC
                                   By:  S.A.C. Capital Advisors, LLC
                                   ---------------------------------------------
                                   "INVESTOR"


                                   By:  /s/ Peter A. Nussbaum
                                        ----------------------------------------
                                   Print Name:  Peter A. Nussbaum

                                   Title: General Counsel

                                   Address:

                                   INFORMATION FOR DISTRIBUTION OF SHARES


                                   Contact name:

                                   Telephone:

                                   Name in which shares should
                                   be registered (if different):

                                   Address where shares should be sent
                                   (if different):

                                   c/o S.A.C. Capital Advisors, LLC
                                   72 Cummings Point Road
                                   Stamford, CT  06902
                                   Attn:  General Counsel

AGREED AND ACCEPTED:
-------------------
ENDOLOGIX, INC.



/s/ Paul McCormick
-----------------------------------
By:  Paul McCormick
     Chief Executive Officer


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                               Disclosure Page 6

                            STOCK PURCHASE AGREEMENT
                            ------------------------


Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA  92618

Ladies & Gentlemen:

         The undersigned, Perry Partners, L.P. (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made effective as of March 8, 2004 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company is offering up to 3,500,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to downward adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 150,000 Shares, for a purchase price of $5.10 per Share (the "Share Price"), or an aggregate purchase price of $765,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.


                               Disclosure Page 7

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   Perry Partners, L.P.
                                   ---------------------------------------------
                                   "INVESTOR"


                                   By:  /s/ Randall Borkenstein
                                        ----------------------------------------

                                   Perry Partners, L.P.
                                   By: Perry Corp.
                                       Managing Partner for Perry Partners, L.P.
                                   By: Randall Borkenstein
                                       Managing Director and Chief Financial
                                       Officer

                                   Address:

                                   INFORMATION FOR DISTRIBUTION OF SHARES

                                   Contact name:

                                   Telephone:

                                   Name in which shares should be registered
                                   (if different):

                                   Address where shares should be sent
                                   (if different):


AGREED AND ACCEPTED:
-------------------
ENDOLOGIX, INC.



/s/ Paul McCormick
----------------------------------
By: Paul McCormick
    Chief Executive Officer


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                               Disclosure Page 8

                            STOCK PURCHASE AGREEMENT
                            ------------------------



Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA  92618

Ladies & Gentlemen:

         The undersigned, Perry Partners International, Inc. (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made effective as of March 8, 2004 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company is offering up to 3,500,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to downward adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 450,000 Shares, for a purchase price of $5.10 per Share (the "Share Price"), or an aggregate purchase price of $2,295,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.


                               Disclosure Page 9

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   Perry Partners International, Inc.
                                   ---------------------------------------------
                                   "INVESTOR"


                                   By:  /s/ Randall Borkenstein
                                        ----------------------------------------

                                   Perry Partners International, Inc.
                                   By:  Perry Corp.
                                        Investment Advisor for Perry Partners
                                        Int'l, Inc.
                                   By:  Randall Borkenstein
                                        Managing Director and Chief Financial
                                        Officer

                                   Address:

                                   INFORMATION FOR DISTRIBUTION OF SHARES

                                   Contact name:

                                   Telephone:

                                   Name in which shares should be registered
                                   (if different):

                                   Address where shares should be sent
                                   (if different):


AGREED AND ACCEPTED:
-------------------
ENDOLOGIX, INC.



/s/ Paul McCormick
--------------------------------------------
By: Paul McCormick
    Chief Executive Officer


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                               Disclosure Page 10

                            STOCK PURCHASE AGREEMENT
                            ------------------------


Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA  92618

Ladies & Gentlemen:

         The undersigned, Federated Kaufman Fund, a portfolio of Federated Equity Funds (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made effective as of March 8, 2004 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company is offering up to 3,500,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to downward adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 600,000 Shares, for a purchase price of $5.10 per Share (the "Share Price"), or an aggregate purchase price of $3,060,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.


                               Disclosure Page 11

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                  FEDERATED KAUFMAN FUND, a portfolio of
                                  Federated Equity Funds
                                  ----------------------------------------------
                                  "INVESTOR"


                                  By:  /s/ Lawrence Auriana
                                       -----------------------------------------

                                  Print Name:  Lawrence Auriana

                                  Title:  VP, Portfolio Manager

                                  Address:  140 East 45th Street
                                            43rd Floor
                                            New York, NY  10017

                                  INFORMATION FOR DISTRIBUTION OF SHARES

                                  Contact name:  Judith Reardon

                                  Telephone:  212-922-2999

                                  Name in which shares should be registered
                                  (if different):

                                  Address where shares should be sent
                                  (if different):

                                  DTC/NY Window
                                  55 Water Street
                                  New York, NY  10041
                                  Attn:  New York Window Dept.
                                  1st Floor
                                  Acct:  State Street
                                  Fund Name:  Federated Kaufmann Fund, a
                                  portfolio of Federated Equity Funds
                                  Attn:  Robert Mendez


AGREED AND ACCEPTED:
-------------------
ENDOLOGIX, INC.



/s/ Paul McCormick
------------------------------------
By:  Paul McCormick
     Chief Executive Officer


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                               Disclosure Page 12

                            STOCK PURCHASE AGREEMENT
                            ------------------------


Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA  92618

Ladies & Gentlemen:

         The undersigned, T. Rowe Price Associates, Inc. (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made effective as of March 8, 2004 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company is offering up to 3,500,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to downward adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

         3. The Company and the Investor agree that the Investor, on behalf of its participating clients in the attached Schedule, will purchase from the Company and the Company will issue and sell to the Investor 1,000,000 Shares, for a purchase price of $5.10 per Share (the "Share Price"), or an aggregate purchase price of $5,100,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the names and addresses of the Investor's clients as set forth in the attached schedule.


                               Disclosure Page 13

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   T. Rowe Price Associates, Inc., on behalf of
                                   its participating clients in the attached
                                   Schedule
                                   ---------------------------------------------
                                   "INVESTOR"


                                   By: /s/ Jay Markowitz
                                   ---------------------------------------------

                                   Print Name: Jay Markowitz

                                   Title: Vice President

                                   Address: 100 E. Pratt Street,
                                            Baltimore, MD  21202

                                   INFORMATION FOR DISTRIBUTION OF SHARES


                                   Contact name:  Bonnie Maher (T. Rowe Price)

                                   Telephone:

                                   Name in which shares should be registered
                                   (if different):

                                   Address where shares should be sent
                                   (if different):

AGREED AND ACCEPTED:
-------------------
ENDOLOGIX, INC.



/s/ Paul McCormick
-------------------------------------
By: Paul McCormick
    Chief Executive Officer


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                               Disclosure Page 14

                        ATTACHMENT TO PURCHASE AGREEMENT
                          PARTICIPATING FUNDS/ACCOUNTS


T. ROWE PRICE HEALTH SCIENCES FUND, INC. (70F1)
-----------------------------------------------
SHARES - 212,000 SHARES @ $5.10/SHARE = $1,081,200.00

Delivery Instructions:
---------------------
State Street Bank
New York Settlements
DTC/NY Window
55 Water Street
New York, NY 10041
Attn:  Robert Mendez
Account:  State Street
Fund - T. Rowe Price Health Sciences Fund
Fund #70F1


T. ROWE PRICE HEALTH SCIENCES PORTFOLIO, INC. (70J5)
----------------------------------------------------
SHARES - 1,000 SHARES @ $5.10/SHARE = $5,100.00

Delivery Instructions:
---------------------
State Street Bank
New York Settlements
DTC/NY Window
55 Water Street
New York, NY 10041
Attn:  Robert Mendez
Account:  State Street
Fund - T. Rowe Price Health Sciences Portfolio
Fund #70J5


TD MUTUAL FUNDS - TD HEALTH SCIENCES FUND (3598)
------------------------------------------------
SHARES - 58,000 SHARES @ $5.10/SHARE = $295,800.00

Delivery Instructions:
---------------------
Physical Deliveries New York
Mellon Securities Trust Co.
120 Broadway, 13th Floor
New York, NY 10271
Fund - TD Health Sciences Fund
Fund #TDKF1068002


                               Disclosure Page 15

VALIC COMPANY I - HEALTH SCIENCES FUND (3989)
---------------------------------------------


SHARES - 24,500 SHARES @ $5.10/SHARE = $124,950.00

Delivery Instructions:
---------------------
State Street Bank
New York Settlements
DTC/NY Window
55 Water Street
New York, NY 10041
Attn:  Robert Mendez
Account:  State Street
Fund - VALIC Company I - Health Sciences Fund
Fund #F425


MANUFACTURERS INVESTMENT TRUST - HEALTH SCIENCES TRUST (4044)
-------------------------------------------------------------
SHARES - 33,200 SHARES @ $5.10/SHARE $169,320.00

Delivery Instructions:
---------------------
State Street Bank
New York Settlements
DTC/NY Window
55 Water Street
New York, NY 10041
Attn:  Robert Mendez
Account:  State Street
Fund - Manufacturers Investment Trust - Health Sciences Trust
Fund #2C77


IDEX MUTUAL FUNDS - IDEX - T. ROWE PRICE HEALTH SCIENCES (4131)
---------------------------------------------------------------
SHARES - 19,700 SHARES @ $5.10/SHARE = $100,470.00

Delivery Instructions:
---------------------
Bank of New York
One Wall Street
Window A
New York, NY 10286
BONY Acct #017001
For Further Credit to IDEX Acct #7635


                               Disclosure Page 16

RAYTHEON COMPANY COMBINED DB/DC MASTER TRUST - HEALTH SCIENCES (4190)
---------------------------------------------------------------------
SHARES - 6,400 SHARES @ $5.10/SHARE = $32,640.00

Delivery Instructions:
---------------------
Mellon Securities Trust Co.
120 Broadway, 13th Floor
New York, NY 10271
Ref:  Raytheon Co. Combined DB/DC Master Trust-Health Sciences RAYF2807002


RAYTHEON MASTER PENSION TRUST - HEALTH SCIENCES (4153)
SHARES - 10,200 SHARES @ $5.10/SHARE = $52,020.00

Delivery Instructions:
---------------------
Mellon Securities Trust Co.
120 Broadway, 13th Floor
New York, NY 10271
Ref:  Raytheon Master Pension Trust - Health Sciences - RAYF5097002


T. ROWE PRICE NEW HORIZONS FUND, INC. (7001)
SHARES - 610,000 SHARES @ $5.10/SHARE = $3,111,000.00

Delivery Instructions:
---------------------
State Street Bank
New York Settlements
DTC/NY Window
55 Water Street
New York, NY 10041
Attn:  Robert Mendez
Account:  State Street
Fund - T. Rowe Price New Horizons Fund
Fund #7001


NYC 457/401K SMALL CAP ACCOUNT (4137)
SHARES - 25,000 SHARES @ $5.10/SHARE = $127,500.00

Delivery Instructions:
---------------------
Bank of New York
1 Wall Street,
3rd Fl, Window A,
New York, NY 10286
Fund - NYC 457/401K Small Cap Account
Fund #4137
Attn:  Sylvester Perry


                               Disclosure Page 17

ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company is offering up to 3,500,000 shares of Common Stock.

         2.       Agreement to Sell and Purchase the Shares; Subscription Date.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor, on behalf of itself or the Investor's participating clients, will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the cover page hereto at the Share Price set forth on such cover page.

                  2.2 The Company is entering into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") effective as of the date hereof (the "Subscription Date") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

         3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur on the third business day after the Subscription Date (or upon such earlier date as the Company and the Investors shall agree) (the "Closing Date"), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the cover page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor. The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

                  (a) receipt by the Company of a wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; and

                  (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor in its sole discretion:

                  (a) receipt by the Investor of one or more stock certificates representing the number of Shares set forth on the cover page hereto;

                  (b) receipt by the Investor of an opinion letter, dated as of the Closing Date, from Stradling Yocca Carlson & Rauth, counsel to the Company, in substantially the form attached hereto as Exhibit A;

                  (c) the accuracy of the representations and warranties made by the Company as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing;


                               Disclosure Page 18

                  (d) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements;

                  (e) the Company shall have delivered to the Investor a certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in clause (c) above;

                  (f) the Company shall have delivered to the Investors a certificate, dated the Closing Date, duly executed by its Secretary, certifying as to (i) the Company's Certificate of Incorporation and (ii) the Company's By-Laws, each as in effect as of the Closing Date, and (iii) all resolutions, votes or minutes of the Company's Board of Directors (or the Special Financing Committee of the Board of Directors) in connection with the Offering;

                  (g) the Company shall have delivered to the Investors certified copies of certificates evidencing the incorporation and good standing of the Company and each Significant Subsidiary (as defined in Section 4.1 below) in each such entity's state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Closing Date;

                  (h) since the date hereof, no event or series of events shall have occurred that reasonably would be expected to have or result in a (i) an adverse effect on the legality, validity or enforceability of this Agreement, or (ii) a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole;

                  (i) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Shares at the Closing; and

                  (j) receipt by the Investors of such other documents or certificates relating to the Offering as the Investors may reasonably request.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Subsidiaries; Organization. The Company has no subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) except as set forth in Exhibit 21.1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Company and each Significant Subsidiary of the Company (as defined in Rule 1-02(w) of Regulation S-X, the "Subsidiaries") is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as


                               Disclosure Page 19
presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution, delivery and performance of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws or the rules of the Nasdaq Stock Market.

                  4.4 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the


                               Disclosure Page 20
statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

                           (i) The Company's Proxy Statement for the 2003 Annual
                  Meeting of Stockholders (the "Proxy Statement");

                           (ii) The Company's Annual Report on Form 10-K for the
                  year ended December 31, 2002, as amended by Form 10-K/A, including the exhibits thereto (the "Form 10-K"); and

                           (iii) all other documents, including the exhibits
                  thereto, filed by the Company with the SEC since December 31, 2002 pursuant to the reporting requirements of the Exchange Act (together with the Proxy Statement and the Form 10-K, the "SEC Documents").

         The SEC Documents, as of the date of their respective filings with the SEC, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 55,000,000 shares of capital stock, of which 50,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. As of March 1, 2004, there were approximately 28,476,945 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of March 1, 2004, an aggregate of 2,175,574 shares of Common Stock were reserved for issuance of outstanding options and options or shares remaining available for issuance under the Company's 1996 Stock Option/Stock Issuance Plan, the 1997 Supplemental Stock Option Plan and the 1996 Employee Stock Purchase Plan, all of which shares issuable upon exercise of outstanding stock options were issued by the Company to employees, consultants and directors of the Company. Other than as disclosed in the SEC Documents, no other shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company are outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. Other than as disclosed in the SEC Documents, except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Shares to the Investors). No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares.


                               Disclosure Page 21

Except with respect to the filing of the application with the Nasdaq National Market as contemplated in Section 4.13, the issuance and sale of the Shares under the Agreements does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted (including Rule 4350 of the Nasdaq Stock Market if the Trading Market is the Nasdaq National or Nasdaq SmallCap Market), and, in furtherance of the foregoing sentence, no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investors the maximum number of Shares contemplated by Agreements, including such as may be required pursuant to Nasdaq Rule 4350. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section
7.1 hereof).

                  4.6 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened to which the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such officer or director is or may be a party or of which the business or property of the Company or any of its Subsidiaries is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements or which otherwise would be reasonably likely to have a material adverse effect on the financial condition of the business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  4.7 No Violations. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, rule, ordinance or order of any court or governmental agency, arbitration panel or authority, self-regulatory organization or Trading Market applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would be reasonably likely to have a material adverse effect on the transactions contemplated by the Agreements, or (ii) in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would be reasonably likely to have a material adverse effect on the transactions contemplated by the Agreements. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of such Act not currently in effect at all times after the effectiveness of such provisions except where such noncompliance would not have or reasonably be expected to result in a material


                               Disclosure Page 22
adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would not reasonably be expected to have a material adverse effect on the transactions contemplated by the Agreements.

                  4.8 Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of their respective business as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that, if determined adversely to the Company or any of its Subsidiaries, would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole.

                  4.9 Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of their respective businesses as now conducted, or to the Company's knowledge as proposed to be conducted as described in the SEC Documents, except where the failure to currently own or possess would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries taken as a whole. Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any notice in writing of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole and (ii) neither the Company nor any of its Subsidiaries has received any notice in writing of any infringement rights by a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as whole.

                  4.10 Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents (i) comply in all material respects with the rules and regulations of the SEC with respect thereto as in effect at the time of filing and (ii) fairly present, in accordance with the rules and regulations of the SEC, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements, such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited statements, to normal, immaterial year-end adjustments. The other financial information contained in the SEC Documents has been prepared on a basis consistent with the financial statements of the Company.

                  4.11 No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2002 there has not been (i) any material adverse change in the financial condition, earnings or prospects of the Company or any of its Subsidiaries


                               Disclosure Page 23
nor has any material adverse event occurred to the Company or any of its Subsidiaries (it being understood that the Company has incurred operating losses), (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2002, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any of its Subsidiaries.

                  4.12 NASDAQ Listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc. ("NASD") currently contemplating terminating such listing. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq National Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market.

                  4.13 Listing of the Shares. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market. In furtherance thereof, the Company shall use its commercially reasonable efforts to take such actions as may be necessary and as soon as practicable and in no event later than 20 days after the Closing Date to file with the Nasdaq National Market an application or other document required by the Nasdaq National Market and pay all applicable fees for the listing of the Shares with the Nasdaq National Market and shall provide evidence of such filing to the Investors. The Company knows of no reason why the Shares will not be eligible for listing on the Nasdaq National Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                  4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  4.15 S-3 Status. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Investors and will use its best efforts to maintain S-3


                               Disclosure Page 24
status with the SEC during the Registration Period (as defined in Section 7.1(d)). To the knowledge of the Company, there exist no facts or circumstances that could reasonably be expected to prohibit or delay the preparation or initial filing of the Registration Statement substantially concurrently with the filing by the Company of its Form 10-K for the year ended December 31, 2003.

                  4.16 Insurance. The Company and each of its Subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties. Neither the Company nor any Subsidiary has any present reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  4.17 Tax Matters. The Company and each of its Subsidiaries has filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

                  4.18 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

                  4.19 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investor in Section 5 hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Investors as contemplated by the Agreements.

                  4.20 Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company's Chief Executive Officer and Chief Financial Officer (the "Certifying Officers") by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Certifying Officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the Company's most recently ended fiscal quarter (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or


                               Disclosure Page 25

Form 10-Q the conclusions of the Certifying Officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls over financial reporting (as such term is defined in Item 308(c) of Regulation S-K) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls over financial reporting.

                  4.21 Transactions With Affiliates and Employees. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.22 Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash of the Company, together with the proceeds that the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  4.23 Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Agreements, including without limitation the Company's issuance of the Shares and the Investors' ownership of the Shares.

                  4.24 Disclosure. The Company confirms that neither it nor any person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.


                               Disclosure Page 26

                  4.25 Form D. The Company agrees to file one or more Forms D and applicable filings, if any under state securities laws with respect to the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D or to claim exemption under such securities laws.

                  4.26     Certain Future Financings and Related Actions.

                           (a)      The Company will not sell, offer to sell,
solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

                           (b)      The Company shall not offer, sell, contract
to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock during the period from the date of this Agreement to the ninetieth (90th) day following the effective date of the Registration Statement; provided, however, that nothing in this Section 4.22(b) shall prohibit the Company from issuing securities (v) to employees, directors, officers, advisors or consultants of the Company or any of its Subsidiaries; (w) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; (x) pursuant to a public offering underwritten on a firm commitment basis registered under the Securities Act; (y) for the purpose of funding the acquisition of securities or assets of any entity in a single transaction or a series of related transactions; or (z) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

                  4.27 Use of Proceeds. The Company will use the net proceeds from the sale of the Shares for working capital and general corporate purposes, including, without limitation, expenditures associated with the Company's research and development effort.

                  4.28 FDA Compliance. To the knowledge of the Company and each of its Subsidiaries, the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance with accepted medical and scientific research procedures. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act and the Regulations thereunder ("FDCA") (each such product, a "Regulated Product") that is manufactured, tested, distributed and/or marketed by the Company, such Regulated Product is being manufactured, tested, distributed and/or marketed in substantial compliance with all applicable requirements under FDCA and similar state and foreign laws and regulations, including but not limited to those relating to investigational use, premarket clearance, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security, except where lack of compliance would have, individually or in the aggregate, a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and any of its Subsidiaries taken as a whole. The Company has not received any written notices or correspondence from the FDA or any other governmental authority requiring the termination, suspension or material modification of any tests or evaluations conducted on behalf of the Company.


                               Disclosure Page 27

                  4.29 Material Contracts. All material agreements to which the Company is a party and which are required to have been filed by the Company pursuant to the Securities Act or the Exchange Act have been filed by the Company with the SEC pursuant to the requirements of the Securities Act or the Exchange Act, as applicable. Each such agreement is in full force and effect and is binding on the Company and, to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and any of its Subsidiaries taken as a whole. The Company has not received any written notice regarding the termination of any such agreements.

         5.       Representations, Warranties and Covenants of the Investor.

                  5.1 The Investor, severally and not jointly, represents and warrants to the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has had the opportunity to request and review all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the cover page hereto for its own account, or for the account of others for whom it acts as investment advisor only, for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act nor does the Investor have any arrangement or understanding with any other persons regarding the distribution of such Shares; provided, that this representation and warranty shall not limit the Investor's right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws,
(iii) the Investor has filled in all requested information on the Selling Stockholder Notice and Questionnaire attached hereto as Exhibit C (the "Questionnaire") hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (iv) the Investor will notify the Company promptly of any material change in any of such information in the Questionnaire until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

                  5.2 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 7.2 hereof and, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the prospectus forming a part of the Registration Statement (the "Prospectus") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.


                               Disclosure Page 28

                  5.3 The Investor, severally and not jointly, further represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

                  5.4 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         7.       Registration of the Shares; Compliance with the Securities
Act.

                  7.1 Registration Procedures and Expenses. The Company shall:

                           (a)      subject to receipt of the Questionnaire from
the Investor, prepare and file with the SEC, as soon as reasonably practicable but in any event within 30 days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares (as defined below) on Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith) to enable the resale of the Registrable Shares by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act. "Registrable Shares" means (a) all shares of Common Stock purchased in the Offering and (b) Penalty Shares (as defined below), if any;

                           (b)      not less than three Trading Days prior to
the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Investor copies of the Registration Statement or Prospectus proposed to be filed, which documents will be subject to the review of such Investor, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act;

                           (c)      use commercially reasonable efforts, subject
to receipt of the Questionnaire from the Investor, to cause the Registration Statement to become effective as soon as reasonably practicable but in any event within 120 days after the Closing Date (with respect to this Section 7.1(c), the term "commercially reasonable efforts" shall mean that the Company shall submit to the SEC, within two business days after the Company learns that no review of the Registration


                               Disclosure Page 29

Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request);

                           (d)      use commercially reasonable efforts to
prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective and free from any material misstatement or omission to state a material fact for a period (the "Registration Period") not exceeding, with respect to each Investor's Registrable Shares, the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor pursuant to Rule 144(k) of the Securities Act, and (iii) such time as all Registrable Shares held by such Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                           (e)      promptly furnish to the Investor with
respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement and Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                           (f)      promptly take such action as may be
necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or file a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (g)      bear all expenses in connection with the
procedures in paragraph (a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses), messenger and delivery services and telephone; (iv) all application and filing fees in connection with listing the Registrable Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); provided, however, that each Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Investor's Registrable Shares. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company;


                               Disclosure Page 30

                           (h)      advise the Investors, within two business
days by e-mail, fax or other type of communication, and, if requested by such Investor, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or "blue sky" laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                           (i)      comply with all applicable rules and
regulations of the SEC;

                           (j)      use commercially reasonable efforts to cause
all Registrable Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company are then listed; and

                           (k)      use commercially reasonable efforts to take
all other steps necessary to effect the registration of the Registrable Shares contemplated hereby and to enable the Investors to sell the Shares under Rule 144 under the Securities Act.

                           (l)      The Company further agrees that, subject to
the Company's right to cause a Suspension under Section 7.2 of this Agreement, in the event that the Registration Statement has not (i) in the event of a "no review" of the Registration Statement by the SEC, been declared effective by the SEC within 60 days after the Closing Date, or (ii) in the event the Registration Statement is reviewed by the SEC, been declared effective by the SEC within 90 days after the Closing Date, unless in either case the failure to become effective is due to the fault of the Investor (each such event referred to in clauses (i) and (ii), a "Registration Default" and the date of such event referred to in clauses (i) and (ii), an "Event Date"), then:

                                    (A) if the Registration Default exists for
                           60 or fewer days from the Event Date, then the Company shall issue additional shares to the Investor equal to 1/6th of 1% of the number of Shares issued to the Investor at the Closing, per day of the Registration Default period;

                                    (B) if the Registration Default exists for
                           61 to 90 days from the Event Date, then, on the 91st day, the Company shall issue further additional shares to the Investor equal to 10% of the number of Shares issued to the Investor at the Closing; and

                                    (C) if the Registration Default exists for
                           more than 90 days from the Event Date, then the Company shall, on each 30th day after the 91st day, issue further additional shares to the Investor equal to 10% of the number of Shares issued to the Investor at the Closing.

To the extent that the Company has insufficient authorized but unissued shares available to issue such additional shares (the "Penalty Shares"), or such issuance would result in the Company being required under NASDAQ rules or other applicable rules to obtain the approval of the Company's


                               Disclosure Page 31
stockholders, then the Company shall pay to the Investor cash in lieu of shares, an amount equal to the Share Price per share. The Company shall deliver the Penalty Shares or cash payment to the Investor by the fifth business day after the end of each such period described above. Subject to the Investor's right to specific performance under Section 18, but otherwise notwithstanding anything to the contrary in Section 7.3 or any other provision of this Agreement (other than Section 18), the issuance of the Penalty Shares or cash as provided in this
Section 7.1(l) shall be the Investor's sole and exclusive remedy in the event of any Registration Default; provided, however, that if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.

                           (m)      The Investor agrees to furnish to the
Company a completed Questionnaire at the Closing for use in preparation of the Registration Statement contemplated in this Section 7.1. The Company shall not be required to include the Registrable Shares of the Investor in the Registration Statement and shall not be required to issue any Penalty Shares or pay a cash payment pursuant to Section 7.1(l) so long as the Investor fails to furnish a fully completed Questionnaire at the Closing or thereafter.

                  7.2      Transfer of Shares; Suspension.

                           (a)      The Investor agrees that it will promptly
notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b)      Except in the event that paragraph (c) below
applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in
Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to
Section 7.2(b)(i) hereof when the amendment has become effective).

                           (c)      Subject to paragraph (d) below, in the event
(i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) either before or after effectiveness of the Registration Statement, of any


                               Disclosure Page 32
event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                           (d)      Notwithstanding the foregoing paragraphs of
this Section 7.2, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate suspension events) of not more than 45 days each in any twelve-month period. If the Investor is prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions in any twelve-month period or for more than 45 days on any one occasion, it shall be deemed a Registration Default, and the Company shall issue Penalty Shares or pay cash to the Investor, as the case may be, in accordance with the provisions of Section 7.1(l) based on the aggregate number of Registrable Shares that have not been previously sold by the Investor.

                           (e)      Provided that a Suspension is not then in
effect, the Investor may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current Prospectuses (including documents incorporated by reference therein) to the Investor and to supply copies to any other parties requiring such Prospectuses.

                           (f)      In the event of a sale of Registrable Shares
by the Investor under the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit B, so that the Registrable Shares may be properly transferred.

                  7.3      Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Selling Stockholder" shall include the Investor, its officers and directors, and any person controlling such Investor;


                               Disclosure Page 33

                  (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (iii) the term "untrue statement" shall include (1) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading and
(2) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (a)      The Company agrees to indemnify and hold
harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or Prospectus, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement and (iv) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.2 or 7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least three business days prior to the pertinent sale or sales by the Investor.

                           (b)      The Investor agrees (severally and not
jointly with any other Investor) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any failure by the Investor to comply with the covenants and agreements contained in Section 5.2 or 7.2 hereof respecting sale of the Shares,
(ii) any untrue statement of a material fact contained in the Registration Statement, but only if and to the extent that such untrue statement was made in reliance upon and in conformity with written information furnished by the Investor specifically for use in preparation of the Registration Statement (provided, however, that the Investor shall not be liable in any such case for any untrue statement in any Registration Statement or Prospectus if such statement has been corrected in writing by such Investor and delivered to the Company at least three business days prior to the pertinent sale or sales by the Investor) or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including,


                               Disclosure Page 34
without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares by Investor, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, (x) the Investor's aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Investor from the sale of the Shares and (y) the Investor shall not be liable to the Company for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which the Company (or any officer, director or controlling person as set forth above) may become subject (under the Securities Act or otherwise), arising out of, or based upon, any failure to comply with the covenants and agreements contained in Section 5.2 or 7.2 hereof respecting sale of the Shares.

                           (c)      Promptly after receipt by any indemnified
person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this
Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (d)      If the indemnification provided for in this
Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on


                               Disclosure Page 35
the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                           (e)      The parties to this Agreement hereby
acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.

                  7.4      Transfer Restrictions.

                           (a)      The Investor agrees that it will not effect
any sale, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition") the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described in this Agreement or otherwise in accordance with the Securities Act. In connection with any transfer of Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of the Investor or in connection with a pledge as contemplated in
Section 7.4(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Investor under this Agreement.

                           (b)      The Investor agrees to the imprinting, so
long as is required by this Section 7.4, of a legend on any of the Shares in the following form:

                  THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SHARES AND EXCHANGE COMMISSION OR THE SHARES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SHARES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,


                               Disclosure Page 36

                  ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SHARES LAWS AS EVIDENCED, IN CERTAIN CIRCUMSTANCES, BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

                           (c)      Certificates evidencing the Shares shall not
contain any legend (including the legend set forth in Section 7.4(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act (provided, however, that the Investor's prospectus delivery requirements under the Securities Act will remain applicable), or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of the Registration Statement (the "Effective Date") if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7.4(c), it will, no later than three Trading Days following the delivery by the Investor to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth herein.

                           (d)      In addition to the Investor's other
available remedies, the Company shall pay to the Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the Closing Price of the Common Stock on the date such Shares are submitted to the Company's transfer agent) subject to Section 7.4(c), $5 per Trading Day (increasing to $10 per


                               Disclosure Page 37

Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the seventh (7th) Trading Day following delivery by the Investor to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend, until such certificate is delivered. Nothing herein shall limit the Investor's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any Shares as required hereby, and the Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  7.5 Rule 144. Until the earlier of (i) the date on which the Company no longer has securities registered pursuant to Section 12 of the Exchange Act, or (ii) the second anniversary of the Closing, the Company agrees with each holder of Registrable Shares to:

                           (a)      comply with the requirements of Rule 144(c)
under the Securities Act with respect to current public information about the Company; and

                           (b)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

8.       Certain Other Covenants.

         8.1 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the date hereof and by 8:30 a.m. Eastern time on the Closing Date, issue a press release reasonably acceptable to the placement agent of the Shares, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the SEC; provided, however, that in the event this Agreement is deemed fully executed after 8:30 a.m. Eastern time on the date hereof or the Closing shall occur after 8:30 a.m. on the Closing Date and, in each case, prior to the close of trading on the Nasdaq National Market on such date, then the Company shall file such press release as soon as commercially reasonable thereafter and in no event later than the close of trading on the Nasdaq National Market on such date; provided, further, that in the event this Agreement is deemed executed after the close of trading on the Nasdaq National Market on the date hereof or on the Closing Date, as applicable, the Company shall file such press release as soon as commercially reasonable thereafter, but in no event later than 8:30 a.m. Eastern time the following Trading Day. The Company and the placement agent of the Shares shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Investor, or without the prior consent of the placement agent of the Shares, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, rule, or regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Investor, except (i) as required by federal securities law in connection with the Registration Statement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under subclause (i) or (ii); provided, however that the Investor hereby agrees and acknowledges that the filing of this Agreement (together with the signature page hereto) as an exhibit to any Current Report on Form 8-K filed with the SEC or a


                               Disclosure Page 38
notification of listing of additional shares with the Nasdaq National Market shall not require the Investor's prior notice hereunder.

         8.2 Shareholders Rights Plan. No claim will be made or enforced by the Company that the Investor is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement which may be hereafter adopted by the Company, or that the Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares hereunder or under any other agreement between the Company and the Investor.

         8.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in Shares of the Company.

         9. Notices. Except as specifically permitted by Section 7.1(h), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

                  (a)      if to the Company, to:

                                    Endologix, Inc.
                                    13900 Alton Parkway, Suite 122
                                    Irvine, CA  92618
                                    Attn:  Paul McCormick,
                                           Chief Executive Officer
                                    Tel:  949-595-7200
                                    Fax:  949-457-9561

                  with a copy to:

                                    Stradling Yocca Carlson & Rauth
                                    660 Newport Center Drive, Suite 1600
                                    Newport Beach, CA  92660
                                    Attn:  Lawrence B. Cohn
                                    Tel:  949-725-4132
                                    Fax:  949-823-5132

                  (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided, however, that any


                               Disclosure Page 39
amendment which creates superior rights or preferences for the Investor relative to any Other Investor shall be approved by holders of at least 66-2/3% of the aggregate number of Shares purchased under the Agreements.

         11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Manhattan, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement hereof), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

         15. Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to Adams, Harkness and Hill.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         17. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, affiliates of the Investors. The Company


                               Disclosure Page 40
may not assign this Agreement or any rights or obligations hereunder without the prior written consent of those Investors (or their transferees) then holding at least 66-2/3% of the Shares not yet sold under the Registration Statement or under Rule 144. With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement. (For purposes of this "Agreement, a "Permitted Transferee" shall mean any Person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 20,000 Registrable Shares as permitted under the securities laws of the United States). Upon any transfer permitted by this
Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

         18. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under the Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         19. Independent Nature of Investors' Obligations and Rights. The obligations of the Investor under this Agreement is several and not joint with the obligations of any Other Investor under any other Agreement, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any of the Agreements. The decision of the Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any Other Investor. Nothing contained herein or in any of the other Agreements, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Investor acknowledges that no Other Investor has acted as agent for Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

         20. Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Investor arising directly or indirectly, under this Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that no trustee, officer, other investment vehicle or any other affiliate of the Investor or any investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor; provided, however, that such limitation of liability shall not apply to acts of fraud by such trustee, officer, affiliate, investor, shareholder or holder of beneficial interests of the Investor.


                               Disclosure Page 41

         21. Expenses. Each of the Company and the Investor shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

         22. Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

         23. Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor pursuant to this Agreement or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         24. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 24:

                  "business day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) for the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Investors of a majority in interest of the Shares then outstanding.

                  "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or
         (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National


                               Disclosure Page 42

         Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in
         (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

         25. Stock Splits, Etc. The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock divided, reverse stock split, reorganization or other similar event effected after the date hereof.


                               Disclosure Page 43

                                                                       Exhibit A

                  CONTENT OF OPINION OF COUNSEL TO THE COMPANY


(i) The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. To our knowledge, all of the Company's Subsidiaries, as defined in the Agreements, are listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"). The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each other state in which the nature of its activities or of its properties owned or leased makes such qualification necessary, except to the extent that failure to so qualify would not have a material adverse effect on the Company and its consolidated subsidiaries (taken as a whole).

(ii) The Company and each of its Subsidiaries has the corporate power and authority to own its properties and assets, to carry on its business as presently conducted.

(iii) The Company has the corporate power to enter into the Agreements and perform its obligations thereunder.

(iv) Each of the Agreements [and the Engagement Letter, dated ____________] have been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

(v) The shares of Common Stock to be issued to the Investors at the Closing have been duly authorized and, when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable.

(vi) The execution and delivery of the Agreement and the performance by the Company of its respective terms (a) will not breach or result in a violation of the Company's Restated Certificate of Incorporation, Bylaws, or any judgment, order or decree of any domestic court or arbitrator, known to us, to which the Company is a party or subject and
         (b) will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any material contract, undertaking, indenture or other agreement or instrument identified in the Form 10-K or the Company's quarterly reports on Form 10-Q or current reports on Form 8-K filed since the date of the Form 10-K.

(vii) No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required in connection with the valid execution, delivery and performance by the Company of the Agreements, other than such consents, approvals, authorizations, designations, declarations or filings as have been made or obtained on or before the date hereof or which are not required to be made or obtained until after the date hereof.

(viii) Except as disclosed in the Agreements or the exhibits and schedules delivered in connection therewith, there is, to our current actual knowledge, no action, suit or proceeding pending against the Company or its properties in any court or before any governmental authority or agency, or arbitration board or tribunal (a) which seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the Agreement or any of the transactions


                               Disclosure Page 44
         contemplated thereby, or (b) which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company or its business or properties (taken as a whole).

(ix) Based upon the representations of each Investor contained in the Agreements, the offer, sale, issuance and delivery of the shares of Common Stock under the circumstances contemplated by the Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended.

(x) To our knowledge, no stockholder of the Company has any right to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.

The opinion will also include the following statement:

         In connection with our participation in the preparation of the SEC Documents, we have not independently verified the accuracy, completeness or fairness of the statements contained therein (except with respect to the descriptions of the Company's capital stock), and the limitations inherent in the examination made by us and the knowledge available to us are such that we are unable to assume, and we do not assume, any responsibility for the accuracy, completeness or fairness of the statements contained in the SEC Documents (except with respect to the descriptions of the Company's capital stock). However, on the basis of our examination and our participation in conferences with certain officers of the Company in connection with the preparation of the SEC Documents, we can advise you supplementally as a matter of fact and not as an opinion that we have no current actual knowledge that the SEC Documents contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. However, we are not expressing any belief as to (i) the financial statements and the notes thereto or the schedules or other financial and numerical data contained in the SEC Documents, (ii) disclosures relating to governmental regulation of the Company's products, and
         (iii) disclosures relating to the Company's intellectual property.


                               Disclosure Page 45

                                                                       Exhibit B


                         CERTIFICATE OF SUBSEQUENT SALE
                         ------------------------------

American Stock Transfer & Trust Company
6201 15th Avenue, 3rd Floor
Brooklyn, NY  11219
Attention:  Paula Carappoli

         RE: Sale of Shares of Common Stock of Endologix, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")

Ladies and Gentlemen:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended, and Regulation M under the Securities Exchange Act of 1934, as amended.

Selling Stockholder (the beneficial owner): ____________________________________

Record Holder (e.g., if held in name of nominee):_______________________________

Restricted Stock Certificate No.(s):____________________________________________

Number of Shares Sold:__________________________________________________________

Date of Sale:___________________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND IN THE FORM CONTEMPLATED BY THE STOCK PURCHASE AGREEMENT, DATED MARCH __, 2004 BETWEEN THE COMPANY AND THE SELLING STOCKHOLDER.

                                                     Very truly yours,


Dated: _________________________    By: ________________________________________

                                    Print Name:_________________________________

                                    Title:______________________________________

cc: Chief Executive Officer
    Endologix, Inc.


                               Disclosure Page 46

                                                                       Exhibit C

                                 ENDOLOGIX, INC.
                  SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock, par value $.001 per share (the "Registrable Securities"), of Endologix, Inc. (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Stock Purchase Agreements, each dated as of March __, 2004 (the "Stock Purchase Agreements"), between the Company and the Investors named therein.

         The undersigned beneficial owner of Registrable Securities (the "Selling Stockholder") hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it pursuant to the Registration Statement. Each beneficial owner of Registrable Securities is entitled to the benefits of the Stock Purchase Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Stock Purchase Agreement applicable to such beneficial owner. Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company at the Closing or do not respond to subsequent written requests for information by the Company within two business days will not be named as selling stockholder in the prospectus, except as specifically provided in the Stock Purchase Agreement, and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

         Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned Selling Stockholder hereby requests that the Company include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Stockholder:

                  ______________________________________________________________

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

                  ______________________________________________________________


                               Disclosure Page 47

         (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the Registrable Securities covered by the questionnaire):

                  ______________________________________________________________

         (d) Does the Natural Control Person disclaim beneficial ownership of the Registrable Securities covered by the questionnaire?

                           Yes [ ]  No [ ]

         (e) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held (enter N/A if not applicable):

                  ______________________________________________________________

2.       ADDRESS FOR NOTICES TO SELLING STOCKHOLDER:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Telephone:____________________________________________________

                  Fax:__________________________________________________________

                  Contact Person:_______________________________________________


3.       BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

                  ______________________________________________________________

4.       BROKER-DEALER STATUS:

         (a)      Are you a broker-dealer?

                           Yes [ ]  No [ ]

         Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)      Are you an affiliate of a broker-dealer?

                           Yes [ ]  No [ ]

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                           Yes [ ]  No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.


                               Disclosure Page 48

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING STOCKHOLDER.

         Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

         (a) Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

                  ______________________________________________________________

                  ______________________________________________________________


6.       RELATIONSHIPS WITH THE COMPANY:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

                  ______________________________________________________________

                  ______________________________________________________________

         Pursuant to the Stock Purchase Agreement, the Company has agreed under certain circumstances to indemnify the Selling Stockholder against certain liabilities.

         The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         All notices hereunder and pursuant to the Stock Purchase Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.


                               Disclosure Page 49

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:            Beneficial Owner:_____________________________________________

                  By:_______________________________________
                           Name:
                           Title:


                               Disclosure Page 50